UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2009

OPTION PLACEMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53638	26-0295367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2328 B Hartford Road, Austin TX	78703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (803) 665-1263

2629 River Drive, Columbia, South Carolina 29201
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17  CFR 240.13e-4(c)).

Item 4.02.                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On November 19, 2009, the board of directors of Option Placements, Inc. ("we," "us," "our," the "Company"), in light of comments received from the staff of the Securities and Exchange Commission ("SEC") to our registration statement on Form 10 as filed with the on April 24, 2009 (the "Original Filing") and amendment No. 1 on Form 10/A to the Original Filing, as filed with the SEC on August 12, 2009 ("Amendment No. 1"), and after discussion with our independent registered public accounting firm, concluded that the previously issued financial statements contained in the Original Filing and Amendment No. 1, should no longer be relied upon because of errors in those financial statements, and that we will amend and restate the financial statements included in the Original Filing and in Amendment No. 1 to, among other things, make the necessary accounting corrections and adjustments.

The Original Filing included audited financial statements for the period from the inception of our Company (March 5, 2008) through December 31, 2008 (the " Original Financial Statements").

By letter dated May 19, 2009, the staff ("Staff") of the SEC provided us with comments to the Original Filing, in which, among other things, it requested further information with respect to the nature of a "distribution" to our sole stockholder in the amount of $3,400 that was reported in the Statement of Stockholders' Deficit in the Original Financial Statements.

The Original Filing automatically was effective by operation of law under the Exchange Act on June 23, 2009, at which time we became subject to the reporting requirements of the Exchange Act as of such date.

We filed Amendment No. 1 to respond to the Staff's comments and file current financial statements for the three months ended March 31, 2009, as required by Regulation S-X under the Exchange Act.  In the amended audited financial statements for the period March 5, 2008 through December 31, 2008 we filed with Amendment No. 1 (the "Amended Financial Statements"), we, among other things, corrected the numerical and accounting errors in the Original Financial Statements by revising:

•
the audited Balance Sheet as of December 31, 2008 to report the amount of the "Shareholder Loan" as $6,500, in lieu of the amount we reported in the Original Financial Statements, which was $9,900, which revision reflected the partial repayment of the loan in the amount of $3,400;

•	the Statement of Stockholders' Deficit to remove the line item titled "Distribution" in view of the fact that the amount originally reported as a distribution was, in fact, the repayment of a loan;

•
the "Cash Flows from Operating Activities" portion of  Statement of Cash Flows to remove the line items under relating to "Owner Distribution" and to revise the line item "Note Payable to Related Party," in each case to reflect the transactions as they actually occurred; and

•	Note I - Shareholder Loan/Related Party, to indicate that we erroneously reported that the repayment of the loan was a distribution.

By letter dated August 19, 2009, the Staff issued a letter of comment relating to Amendment No. 1 wherein it advised us that, in its view, the errors in the Original Financial Statements were significant and inquired as to why the Amended Financial Statements did not include all of the disclosures required by Statement of Financial Accounting Standards ("SFAS") No. 154 adopted by the Financial Accounting Standards Board ("FASB"), titled “Accounting Changes and Error Corrections.".  The comment letter included other less significant comments to the financial statements filed with Amendment No. 1.

Our board of directors has concluded that the error relating to our treatment of the repayment of the loan, which we initially classified as a "distribution" but was, in fact, a partial repayment of a loan, was a significant error that required us to restate the financial statements for the period March 5, 2008 (inception) through December 31, 2008 and include all disclosures therein required by SFAS No. 154.  Thus, even though all of the numerical information included in the Amended Financial Statements was accurate, our board concluded that our failure to adhere to generally accepted accounting principles and applicable accounting pronouncements necessitates a further amendment to the financial statements for the period March 5, 2008 (inception) through December 31, 2008 to conform to such strictures.

Accordingly, we will file an amendment to the Original Filing and Amendment Not. 1 ("Amendment No. 2") that, among other things, will include amended and restated financial statements for the period March 5, 2008 (inception) through December 31, 2008 that provides all of the disclosures required by SFAS No. 154.  The revisions to conform to SFAS 154 will include, among other things, identifying each statement within the financial statements as being "revised and restated"; identifying each line item that has changed and referring readers to the appropriate footnote explaining the nature of the revision and the restatement; and amending footnote I to explain the initial error in our financial statements and the restatement in greater detail.  In addition, our independent auditor has advised us that it will amend its audit report to refer to the restatement.  Amendment No. 2 also will be revised to respond to the Staff's other comments to Amendment No. 1.   We also will include in Amendment No. 2 a discussion of weaknesses in our controls and procedure that existed as of December 31, 2008.

We will not change any of the numerical financial information included in the financial statements we are filing herewith from that which was contained in the Amended Financial Statements.

The changes made to the numerical financial information the Amended Financial Statements to reflect the revision and restatement of the Original Financial Statements affected individual components of our audited Balance Sheet as of December 31, 2009 and our Statement of Stockholders' Deficit and Statement of Cash Flows for the period March 5, 2008 (inception) through the year ended December 31, 2008.  However, the restatement did not affect our Statement of Operations for the audited period nor did it have an affect on the reported net loss or net loss per common share.

The table below sets forth the line items from the audited Balance Sheet as of December 31, 2008 and the Statement of Stockholders' Deficit and the Statement of Cash Flows for the period March 5, 2008 (inception) through the year ended December 31, 2008 that were affected by the restatement of the numerical information included in the Amended Financial Statements and the amount of the change:

	As Reported in the Original Filing	As Reported in Amendment No. 1	Effect of Change
Balance Sheet:
Liabilities and Stockholders' Deficit
Shareholder Loan	$9,900	$6,500	$3,400

Statement of Stockholders Deficit:
Deficit Accumulated	$(10,440)	$(7,040)	$3,400

Statement of Cash Flows:
Owner Distribution	$(3,400)	-0-	$3,400
Proceeds from Note Payable to a Related Party	$9,900	$6,500	$3,400
Repayment of Note Payable to a Related Party	-0-	-0-	$3,400

Identification of Material Weaknesses In Disclosure Controls and Procedures.

As a consequence of the significant and other errors in our financial statements and our mishandling of the restatement of our financial statement that we should have undertaken upon receipt of the SEC comment letter to the Original Filing, our management has concluded that we have material weaknesses in our disclosure controls and procedures and, consequently, our internal control over financial reporting.

Controls and Procedures

We are required to maintain disclosure controls and procedures and internal control over financial reporting.

Disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act) are controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms.  Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in the reports that we file or submit under the Exchange Act is accumulated and communicated to our management, including our principal executive and principal financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Internal control over financial reporting, as defined in Rules 13a-15 and 15d-15 under the Exchange Act, is a process designed by, or under the supervision of a company's principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Internal control over financial reporting includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of our assets; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of our financial statements in accordance with generally accepted accounting principles, and that our receipts and expenditures are being made only in accordance with authorizations of our management and directors; and (iii) provide reasonable assurance regarding the prevention or timely detection of the unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

Pursuant to Exchange Act Rule 13a-15, a company's principal executive and principal financial officers, or persons performing similar functions, is required to evaluate our disclosure controls and procedures, as of the end of each fiscal quarter.

Reevaluation of Controls and Procedures

In light of the errors in our financial statements as identified by the Staff, our President, who is our principal executive officer, principal financial officer and sole member of the board of directors, reevaluated the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the Exchange Act), pursuant to Exchange Act Rule 13a-15 as of December 31, 2008 and for each subsequent interim period.  Our sole officer and director concluded that the errors in our financial statements demonstrate the existence of material weaknesses in our disclosure controls and procedures and, consequently, our internal control over financial reporting, as of December 31, 2008 and for each subsequent interim period.

A material weakness in internal control over financial reporting is defined by the Public Company Accounting Oversight Board’s Audit Standard No. 5 as a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company's annual or interim financial statements will not be prevented or detected on a timely basis.  A significant deficiency is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of the Company's financial reporting.

Specifically, management's evaluation revealed the following weaknesses in our disclosure controls and procedures and our internal control over financial reporting:

•	inadequate segregation of duties consistent with control objectives;
•
insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of generally accepted accounting principles and SEC disclosure requirements;

•	lack of managerial expertise with respect to the application of generally accepted accounting principles;
•	insufficient oversight of external audit functions; and
•	ineffective controls over period-end financial disclosure and reporting processes.

In view of management’s reevaluation and as a result of the identified material weaknesses, our President has concluded that as of December 31, 2008 and as of the end of each subsequent interim period through the date hereof, our disclosure controls and procedures were not effective to ensure that we are able to accumulate and communicate to our management to allow timely decisions regarding required disclosure, information that we are required to disclose in the reports that we file with the SEC, and to record, process, summarize and report that information within the required time periods.

We believe that the material weaknesses in our disclosure controls and procedures and our internal control over financial reporting are a direct consequence of our size and the nature of our business.  We are a "shell company" which is defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), as a company which has (i) no or nominal operations; and (ii) either (x) no or nominal assets; (y) assets consisting solely of cash and cash equivalents; or (z) assets consisting of any amount of cash and cash equivalents and nominal other assets.  We were organized to serve as a vehicle for a business combination with an operating or development stage business which desires to utilize our status as a reporting company under the Exchange Act and we have not engaged in any business operations and do not expect to engage in any activities, other than seeking to identify a business with which to enter into a business combination, unless and until such time as we affect a business combination.  We have no full-time employees, no material assets and do not own or lease any property.

We have not yet taken any action to remediate the material weaknesses identified above.  We currently are exploring all of the options available to us.  The remediation measures we select and affect must necessarily account for our resource constraints.  We cannot assure you at this time that the actions and remediation efforts we ultimately implement will effectively remediate the material weakness described above.

Amendment to June 2009 10-Q.

In light of the errors in our financial statements that existed as of December 31, 2008 and for the period March 5, 2008 (inception) through December 31, 2008, our management reevaluated our controls and procedures for the quarterly periods ended March 31, 2009 and June 30, 2009 and concluded that the material weaknesses in our controls and procedures described in this Amendment existed as of such dates.  Accordingly, we will file an amendment to our quarterly report on Form 10-Q for the period ended June 30, 2009, the first quarterly report on Form 10-Q we filed with the SEC after becoming subject to the reporting requirements of the Exchange Act, to revise "Item 4(T). Disclosure Controls and Procedures" to disclose the material weaknesses in our disclosure controls and procedures and our internal control over financial reporting that existed as of the end of the period covered by that report and to file currently dated and revised certifications of our principal executive officer and principal financial officer on Exhibit 31.1 and Exhibit 32.1.  The amendment of the June 2009 10-Q also will be revised to correct a typographical error in Note G to the footnotes to the unaudited financial statements to be filed therewith.

This current report on Form 8-K contains forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause our results to differ materially from historical results or those expressed or implied by such forward-looking statements.  All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including, statements about our intention to restate our financial statements, the effects of the corrections discussed on future periods and the timing of filing of our restated financial statements, and statements containing the words “planned,” “expects,” “believes,” “opportunity,” “anticipates” and similar words.  The potential risks and uncertainties which contribute to the uncertain nature of these statements include, among others, risks associated with our management's ability to implement measures that effectively remediate the material weaknesses in our controls and procedures and avoid material weaknesses in the future; our ability to complete in a timely manner the audit of our prior financial statements to permit filing of restated financial statements before the deadline for our quarterly report on Form 10-Q for the quarter ended September 30, 2009,  and the other risks and uncertainties described in our public filings with the Securities and Exchange Commission, available at  www.sec.gov.  We assume no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTION PLACEMENT, INC.

Dated: November 20, 2009	By:	/s/ Jonathan Patton
	Name:	Jonathan Patton
	Title:	President, Principal Executive Officer and Principal Financial Officer